EXHIBIT 1




                             JOINT FILING AGREEMENT
                             ----------------------

      Pursuant to Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing of this Statement on Schedule 13D including any amendments thereto. This Joint Filing Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

Date:  November 30, 2001

                                    WARBURG PINCUS (BERMUDA) PRIVATE
                                        EQUITY VIII, L.P.,

                                       By:   Warburg Pincus (Bermuda) Private
                                             Equity Ltd., its General Partner

                                             By: /s/ Kewsong Lee
                                                ------------------------------
                                                Name: Kewsong Lee
                                                Title: Managing Director


                                    WARBURG PINCUS (BERMUDA) INTERNATIONAL
                                        PARTNERS, L.P.,

                                       By:   Warburg Pincus (Bermuda)
                                             International Ltd.,
                                             its General Partner

                                             By: /s/ Kewsong Lee
                                                ------------------------------
                                                Name: Kewsong Lee
                                                Title: Managing Director


                                    WARBURG PINCUS NETHERLANDS INTERNATIONAL
                                        PARNTERS I, C.V.,

                                       By:   Warburg, Pincus & Co., its
                                             General Partner

                                             By: /s/ Kewsong Lee
                                                ------------------------------
                                                Name: Kewsong Lee
                                                Title: Partner


                                    WARBURG PINCUS NETHERLANDS INTERNATIONAL
                                        PARTNERS II, C.V.,

                                       By:   Warburg, Pincus & Co., its
                                             General Partner

                                             By: /s/ Kewsong Lee
                                                ------------------------------
                                                Name: Kewsong Lee
                                                Title: Partner

                                    WARBURG PINCUS (BERMUDA) PRIVATE
                                        EQUITY LTD.

                                        By: /s/ Kewsong Lee
                                           -----------------------------
                                           Name: Kewsong Lee
                                           Title: Managing Director


                                    WARBURG PINCUS (BERMUDA) INTERNATIONAL LTD.

                                        By: /s/ Kewsong Lee
                                           -----------------------------
                                           Name: Kewsong Lee
                                           Title: Managing Director


                                    WARBURG, PINCUS & CO.

                                        By: /s/ Kewsong Lee
                                           -----------------------------
                                           Name: Kewsong Lee
                                           Title: Partner


                                    WARBURG PINCUS LLC

                                        By: /s/ Kewsong Lee
                                           -----------------------------
                                           Name: Kewsong Lee
                                           Title: Managing Director

                                                                      SCHEDULE I
                                                                      ----------

      Set forth below is the name, position and present principal occupation of each of the general partners of Warburg, Pincus & Co. ("WP") and members of Warburg Pincus LLC ("WP LLC"). Such persons also constitute the beneficial owners of Warburg Pincus (Bermuda) Private Equity Ltd. ("WP VIII Bermuda Ltd.") and Warburg Pincus (Bermuda) International Ltd. ("WPIP Bermuda Ltd."). The sole general partner of each of Warburg Pincus (Bermuda) Private Equity VIII, L.P. ("WP VIII Bermuda") is WP VIII Bermuda Ltd. The sole general partner of Warburg Pincus (Bermuda) International Partners, L.P. ("WPIP Bermuda") is WPIP Bermuda Ltd. The sole general partner of each of Warburg Pincus Netherlands International Partners I, C.V. ("WPIP Netherlands I") and Warburg Pincus Netherlands International Partners II, C.V. ("WPIP Netherlands II") is WP. WP VIII Bermuda, WPIP Bermuda, WPIP Netherlands I, WPIP Netherlands II, WP VIII Bermuda Ltd., WPIP Bermuda Ltd., WP and WP LLC are hereinafter collectively referred to as the "Reporting Persons".

                             GENERAL PARTNERS OF WP
                             ----------------------

--------------------------------------------------------------------------------
                                PRESENT PRINCIPAL OCCUPATION IN ADDITION
                                   TO POSITION WITH WP, AND POSITIONS
        NAME                          WITH THE REPORTING ENTITIES
--------------------------------------------------------------------------------
Joel Ackerman           Partner of WP; Member and Managing Director of WP LLC
--------------------------------------------------------------------------------
Gregory Back            Partner of WP; Member and Managing Director of WP LLC
--------------------------------------------------------------------------------
David Barr              Partner of WP; Member and Managing Director of WP LLC
--------------------------------------------------------------------------------
Lorenzo Bettino         Partner of WP; Member and Managing Director of WP LLC
--------------------------------------------------------------------------------
Harold Brown            Partner of WP; Member and Managing Director of WP LLC
--------------------------------------------------------------------------------
Sean D. Carney          Partner of WP; Member and Managing Director of WP LLC
--------------------------------------------------------------------------------
Timothy J. Curt         Partner of WP; Member and Managing Director of WP LLC
--------------------------------------------------------------------------------
W. Bowman Cutter        Partner of WP; Member and Managing Director of WP LLC
--------------------------------------------------------------------------------
Cary J. Davis           Partner of WP; Member and Managing Director of WP LLC
--------------------------------------------------------------------------------
Stephen Distler         Partner of WP; Member and Managing Director of WP LLC
--------------------------------------------------------------------------------
Stewart K. P. Gross     Partner of WP; Member and Senior Managing Director of
                        WP LLC
--------------------------------------------------------------------------------
Patrick T. Hackett      Partner of WP; Member and Managing Director of WP LLC
--------------------------------------------------------------------------------
Jeffrey A. Harris       Partner of WP; Member and Senior Managing Director of
                        WP LLC
--------------------------------------------------------------------------------
William H. Janeway      Partner of WP; Member and Vice Chairman of WP LLC
--------------------------------------------------------------------------------
Charles R. Kaye         Partner of WP; Member and Executive Managing Director
                        of WP LLC
--------------------------------------------------------------------------------
Henry Kressel           Partner of WP; Member and Senior Managing Director of
                        WP LLC
--------------------------------------------------------------------------------
Joseph P. Landy         Partner of WP; Member and Executive Managing Director
                        of WP LLC
--------------------------------------------------------------------------------
Sidney Lapidus          Partner of WP; Member and Managing Director of WP LLC
--------------------------------------------------------------------------------
Kewsong Lee             Partner of WP; Member and Managing Director of WP LLC
--------------------------------------------------------------------------------
Jonathan S. Leff        Partner of WP; Member and Managing Director of WP LLC
--------------------------------------------------------------------------------
Reuben S. Leibowitz     Partner of WP; Member and Managing Director of WP LLC
--------------------------------------------------------------------------------
David E. Libowitz       Partner of WP; Member and Managing Director of WP LLC
--------------------------------------------------------------------------------
Nancy Martin            Partner of WP; Member and Managing Director of WP LLC
--------------------------------------------------------------------------------
Edward J. McKinley      Partner of WP; Member and Managing Director of WP LLC
                        and President of Warburg Pincus International LLC
--------------------------------------------------------------------------------
Rodman W. Moorhead      Partner of WP; Member and Managing Director of WP LLC
III
--------------------------------------------------------------------------------
James Neary             Partner of WP; Member and Managing Director of WP LLC
--------------------------------------------------------------------------------
Howard H. Newman        Partner of WP; Member and Vice Chairman of WP LLC
--------------------------------------------------------------------------------
Gary D. Nusbaum         Partner of WP; Member and Managing Director of WP LLC
--------------------------------------------------------------------------------
Dalip Pathak            Partner of WP; Member and Managing Director of WP LLC
--------------------------------------------------------------------------------
Lionel I. Pincus        Managing Partner of WP; Managing Member, Chairman and
                        Chief Executive Officer of WP LLC
--------------------------------------------------------------------------------
John D. Santoleri       Partner of WP; Member and Managing Director of WP LLC
--------------------------------------------------------------------------------
Steven G. Schneider     Partner of WP; Member and Managing Director of WP LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Barry Taylor            Partner of WP; Member and Managing Director of WP LLC
--------------------------------------------------------------------------------
John L. Vogelstein      Partner of WP; Member, President and Vice Chairman of
                        WP LLC
--------------------------------------------------------------------------------
Elizabeth H.            Partner of WP; Member and Managing Director of WP LLC
Weatherman
--------------------------------------------------------------------------------
David Wenstrup          Partner of WP; Member and Managing Director of WP LLC
--------------------------------------------------------------------------------
Pincus & Co.*
--------------------------------------------------------------------------------
NL & Co.**
--------------------------------------------------------------------------------

---------------------

* New York limited partnership; primary activity is ownership interest in WP and WP LLC.
** New York limited partnership; primary activity is ownership interest in WP.

                                MEMBERS OF WP LLC
                                -----------------

--------------------------------------------------------------------------------
                                PRESENT PRINCIPAL OCCUPATION IN ADDITION
                                 TO POSITION WITH WP LLC, AND POSITIONS
        NAME                          WITH THE REPORTING ENTITIES
--------------------------------------------------------------------------------
Joel Ackerman           Member and Managing Director of WP LLC; Partner of WP
--------------------------------------------------------------------------------
Gregory Back            Member and Managing Director of WP LLC; Partner of WP
--------------------------------------------------------------------------------
David Barr              Member and Managing Director of WP LLC; Partner of WP
--------------------------------------------------------------------------------
Lorenzo Bettino         Member and Managing Director of WP LLC; Partner of WP
--------------------------------------------------------------------------------
Frank M. Brochin (1)    Member and Managing Director of WP LLC
--------------------------------------------------------------------------------
Harold Brown            Member and Managing Director of WP LLC; Partner of WP
--------------------------------------------------------------------------------
Sean D. Carney          Member and Managing Director of WP LLC; Partner of WP
--------------------------------------------------------------------------------
Timothy J. Curt         Member and Managing Director of WP LLC; Partner of WP
--------------------------------------------------------------------------------
W. Bowman Cutter        Member and Managing Director of WP LLC; Partner of WP
--------------------------------------------------------------------------------
Cary J. Davis           Member and Managing Director of WP LLC; Partner of WP
--------------------------------------------------------------------------------
Stephen Distler         Member and Managing Director of WP LLC; Partner of WP
--------------------------------------------------------------------------------
Tetsuya Fukagawa (2)    Member and Managing Director of WP LLC
--------------------------------------------------------------------------------
Makoto Fukuhara (2)     Member and Managing Director of WP LLC
--------------------------------------------------------------------------------
Stewart K. P. Gross     Member and Senior Managing Director of WP LLC; Partner
                        of WP
--------------------------------------------------------------------------------
Alf Grunwald (3)        Member and Managing Director of WP LLC
--------------------------------------------------------------------------------
Patrick T. Hackett      Member and Managing Director of WP LLC; Partner of WP
--------------------------------------------------------------------------------
Jeffrey A. Harris       Member and Senior Managing Director of WP LLC; Partner
                        of WP
--------------------------------------------------------------------------------
Sung-Jin Hwang (4)      Member and Managing Director of WP LLC
--------------------------------------------------------------------------------
Roberto Italia (5)      Member and Managing Director of WP LLC
--------------------------------------------------------------------------------
William H. Janeway      Member and Vice Chairman of WP LLC; Partner of WP
--------------------------------------------------------------------------------
Charles R. Kaye         Member and Executive Managing Director of WP LLC;
                        Partner of WP
--------------------------------------------------------------------------------
Rajesh Khanna (6)       Member and Managing Director of WP LLC
--------------------------------------------------------------------------------
Henry Kressel           Member and Senior Managing Director of WP LLC; Partner
                        of WP
--------------------------------------------------------------------------------
Rajiv B. Lall (6)       Member and Managing Director of WP LLC
--------------------------------------------------------------------------------
Joseph P. Landy         Member and Executive Managing Director of WP LLC;
                        Partner of WP
--------------------------------------------------------------------------------
Sidney Lapidus          Member and Managing Director of WP LLC; Partner of WP
--------------------------------------------------------------------------------
Kewsong Lee             Member and Managing Director of WP LLC; Partner of WP
--------------------------------------------------------------------------------
Jonathan S. Leff        Member and Managing Director of WP LLC; Partner of WP
--------------------------------------------------------------------------------
Reuben S. Leibowitz     Member and Managing Director of WP LLC; Partner of WP
--------------------------------------------------------------------------------
David E. Libowitz       Member and Managing Director of WP LLC; Partner of WP
--------------------------------------------------------------------------------
Nicholas J. Lowcock     Member and Managing Director of WP LLC
(7)
--------------------------------------------------------------------------------
John W. MacIntosh       Member and Managing Director of WP LLC
(8)
--------------------------------------------------------------------------------
Nancy Martin            Member and Managing Director of WP LLC; Partner of WP
--------------------------------------------------------------------------------
Edward J. McKinley      Member and Managing Director of WP LLC and President of
                        Warburg Pincus International LLC; Partner of WP
--------------------------------------------------------------------------------
Rodman W. Moorhead      Member and Managing Director of WP LLC; Partner of WP
III
--------------------------------------------------------------------------------
James Neary             Member and Managing Director of WP LLC; Partner of WP
--------------------------------------------------------------------------------
Howard H. Newman        Member and Vice Chairman of WP LLC; Partner of WP
--------------------------------------------------------------------------------
Gary D. Nusbaum         Member and Managing Director of WP LLC; Partner of WP
--------------------------------------------------------------------------------
Dalip Pathak            Member and Managing Director of WP LLC; Partner of WP
--------------------------------------------------------------------------------
Lionel I. Pincus        Managing Member, Chairman and Chief Executive Officer
                        of WP LLC; Managing Partner of WP
--------------------------------------------------------------------------------
Pulak Chandan           Member and Managing Director of WP LLC
Prasad (6)
--------------------------------------------------------------------------------
John D. Santoleri       Member and Managing Director of WP LLC; Partner of WP
--------------------------------------------------------------------------------

                          -----------------------------

--------------------------------------------------------------------------------
                                PRESENT PRINCIPAL OCCUPATION IN ADDITION
                                 TO POSITION WITH WP LLC, AND POSITIONS
        NAME                          WITH THE REPORTING ENTITIES
--------------------------------------------------------------------------------
Steven G. Schneider     Member and Managing Director of WP LLC; Partner of WP
--------------------------------------------------------------------------------
Melchior Stahl (3)      Member and Managing Director of WP LLC
--------------------------------------------------------------------------------
Chang Q. Sun (9)        Member and Managing Director of WP LLC
--------------------------------------------------------------------------------
Barry Taylor            Member and Managing Director of WP LLC, Partner of WP
--------------------------------------------------------------------------------
John L. Vogelstein      Member, President and Vice Chairman of WP LLC; Partner
                        of WP
--------------------------------------------------------------------------------
Elizabeth H.            Member and Managing Director of WP LLC; Partner of WP
Weatherman
--------------------------------------------------------------------------------
David Wenstrup          Member and Managing Director of WP LLC; Partner of WP
--------------------------------------------------------------------------------
Jeremy S. Young (7)     Member and Managing Director of WP LLC
--------------------------------------------------------------------------------
Pincus & Co.*
--------------------------------------------------------------------------------


(1) Citizen of France
(2) Citizen of Japan
(3) Citizen of Germany
(4) Citizen of Korea
(5) Citizen of Italy
(6) Citizen of India
(7) Citizen of United Kingdom
(8) Citizen of Canada
(9) Citizen of China
* New York limited partnership; primary activity is ownership interest in WP and WP LLC


As of October 1, 2001